SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2016

INTERNATIONAL STEM CELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51891	20-4494098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5950 Priestly Drive, Carlsbad, California 92008

(Address of principal executive offices, including zip code)

(760) 940-6383

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 8, 2016, to obtain funding for working capital purposes and to refinance the indebtedness incurred on December 10, 2015, International Stem Cell Corporation (the “Company”) issued an unsecured, non-convertible promissory note in the principal amount of $3,810,000 (the “Note”) to Dr. Andrey Semechkin in return for Dr. Semechkin (i) surrendering the note issued to him by the Company on December 10, 2015 in the principal amount of $3,110,000, and (ii) providing an additional $700,000 of funds to the Company. Dr. Semechkin is the Company’s Co-Chairman and Chief Executive Officer.

The principal amount under the Note accrues interest at a rate of One Half of One Percent (0.50%) per annum. The Note is due and payable March 10, 2016, but may be pre-paid by the Company without penalty at any time.

The foregoing summary of the Note is qualified in its entirety by reference to the full text of the form of Note filed as Exhibit 10.1 to this Current Report on Form 8-K.

On January 8, 2016, International Stem Cell Corporation (the “Company”) entered into a Note Conversion Agreement with Dr. Andrey Semechkin, the Company’s Co-Chairman and Chief Executive Officer (the “Conversion Agreement”). The Conversion Agreement provides for the conversion of the outstanding principal amount of, and all accrued and unpaid interest under, the promissory note issued to Dr. Semechkin on January 8, 2016 into shares of the Company’s common stock (the “Common Stock”), Series A warrants to purchase shares of Common Stock and Series B warrants to purchase shares of Common Stock (collectively, the “Warrants” and, together with the Common Stock, the “Securities”) on the terms and conditions equivalent to those offered to purchasers under the Company’s proposed offering set forth on the Registration Statement on Form S-1 (No. 333-205193).

In connection with the Conversion Agreement, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Dr. Semechkin which provides Dr. Semechkin with the right on one occasion to request registration of the common stock issued or issuable as part of the Securities, together with other shares of common stock issued to (or issuable on conversion of shares of preferred stock or exercise of warrants held by) Dr. Semechkin, his affiliates and members of his immediate family, but only at such time as the Company meets the requirements for the registration of securities on Form S-3, or such other registration statement allowing for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended, and providing for the incorporation by reference (similar to Form S-3) of future filings pursuant to the Securities Exchange Act of 1934, as amended.

The foregoing descriptions of the Conversion Agreement and the Registration Rights Agreement are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 10.2 and 10.3, respectively, which are incorporated herein by reference

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Note issued on January 8, 2016

10.2	Note Conversion Agreement, dated January 8, 2016, by and between International Stem Cell Corporation and Andrey Semechkin.

10.3	Registration Rights Agreement, dated January 8, 2016, by and between International Stem Cell Corporation and Andrey Semechkin.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL STEM CELL CORPORATION

Date: January 12, 2016	By:	/s/ Mahnaz Ebrahimi
Mahnaz Ebrahimi Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Note issued on January 8, 2016

10.2	Note Conversion Agreement, dated January 8, 2016, by and between International Stem Cell Corporation and Andrey Semechkin.

10.3	Registration Rights Agreement, dated January 8, 2016, by and between International Stem Cell Corporation and Andrey Semechkin.